Exhibit 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32439) of Old Republic International Corporation of our report dated April 4, 2003 relating to the financial statements of the Bituminous 401(k) Savings Plan, which appears in this Form 11-K (as filed on Form 10-K/A).


                                        /s/  PricewaterhouseCoopers  LLP



April 30, 2003
Chicago, Illinois